Equitable Financial Life Insurance Company of America
Equitable Financial Life Insurance Company

Supplement Dated May 1, 2023 to the current statutory prospectuses, initial summary prospectuses and updating summary prospectuses for:

•	Equitable Advantage SM
•	VUL Legacy ®
•	VUL Optimizer ®

This Supplement modifies certain information in the above-referenced prospectuses, initial summary prospectuses and updating summary prospectuses (together the “Prospectus”). You should read this Supplement in conjunction with the Prospectus and retain it for future reference. The prospectuses, initial summary prospectuses and updating summary prospectuses are hereby incorporated by reference, respectively. Unless otherwise indicated, all other information included in the Prospectus remains unchanged. The terms we use in this Supplement have the same meaning as in the Prospectus.

The following hereby amends the current expense in “
Appendix:
Investment options
available under the
policy
” for the following fund:

Portfolio Company — Investment Adviser; Sub-Adviser(s), as applicable	Current Expenses
BlackRock Global Allocation V.I. Fund — BlackRock Advisers, LLC; BlackRock (Singapore) Limited	1.01%^

Cat #800037 (5/23)
Equitable Advantage, VUL Legacy, VUL Optimizer IF/NB	#483250